                                                                    EXHIBIT 10.5

                               NINTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


    As of November 5, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998 and the eighth amendment thereto dated October 30, 1998) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

    Capitalized terms used but not defined in this Ninth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

    1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such
SCHEDULE 1. Such persons hereby adopt the Partnership Agreement.

    2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

    3. RATIFICATION. Except as expressly modified by this Ninth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

    IN WITNESS WHEREOF, the undersigned has executed this Ninth Amendment as of the date first written above.

                  FIRST INDUSTRIAL REALTY TRUST, INC., as sole general partner of the Partnership


                  By:      /s/ Michael Brennan
                      -----------------------------------
                           Name:  Michael Brennan
                           Title: Chief Operating Officer

                                   EXHIBIT 1B
                              SCHEDULE OF PARTNERS


               GENERAL PARTNER                                                      NUMBER OF UNITS
               ---------------                                                      ---------------
               First Industrial Realty Trust, Inc.                                       30,892,739

               LIMITED PARTNERS                                                     NUMBER OF UNITS
               ----------------                                                     ---------------
               Aimee Freyer Lifetime Trust dated 11/1/65                                      2,384
               Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA                        137,489
               Dec 29 92
               Charles T. Andrews                                                               754
               Gordon E. Atkins                                                               6,767
               William J. Atkins                                                             22,381
               E. Donald Bafford                                                              3,374
               William Baloh                                                                  8,582
               Edward N. Barad                                                                2,283
               UA dated April 11, 1996 Blurton 1996 Revocable Family                            598
               Trust
               James Bolt                                                                     5,587
               Harriett Bonn                                                                 28,804
               Michael W. Brennan                                                             3,806
               Robert Brown                                                                   2,123
               Henry D. Bullock & Terri D. Bullock & Shawn Stevenson                          1,970
               TR of the Bullock Childrens Education Trust UA Dec 20
               94, FBO Benjamin Dure Bullock
               Henry D. Bullock & Terri D. Bullock & Shawn Stevenson                          1,970
               TR of the Bullock Childrens Education Trust UA Dec 20
               94, FBO Christine Laurel Bullock
               Henry D. Bullock & Terri D. Bullock TR of the Henry D.                         9,126
               & Terri D. Bullock Trust UA Aug 28 92
               Edward Burger                                                                  9,261
               Calamer Inc.                                                                   1,233
               Perry C. Caplan                                                                1,388
               Irwin Carasso                                                                 17,192
               Carol P. Freyer Lifetime Trust dated 11/1/72                                   2,384
               The Carthage Partners LLC                                                     34,939
               Cliffwood Development Company                                                 64,823
               Collins Family Trust dated 5/6/69                                            137,808
               Kelly Collins                                                                 11,116
               Michael Collins                                                               17,369
               Charles S. Cook and Shelby H. Cook, tenants in the                               634
               entirety
               Caroline Atkins Coutret                                                        7,327
               David Cleborne Crow                                                            5,159
               Gretchen Smith Crow                                                            2,602
               Michael G. Damone, TR of the Michael G. Damone Trust                         144,296
               UA Nov 4 69
               Myrna R. Debilak                                                               5,447
               Robert L. Denton                                                               6,286
               C G Property Development                                                      27,975
               W Allen Doane, trustee of the W Allen Doane Trust U-A                          4,416
               05-31-91
               Timonthy Donohue                                                               1,000



               Darwin B. Dosch                                                                1,388
               Charles F. Downs                                                               1,508
               Greg and Christina Downs, joint tenants                                          474
               Gregory Downs                                                                     48
               Draizin Family Partnership, LP                                               357,896
               Joseph S. Dresner                                                            149,531
               Ethel Road Associates                                                         29,511
               James Kozen, trustee U-A dated 02/24/86                                       33,031
               Farlow Road Associates Limited Partnership                                     2,751
               Fitz & Smith Partnership                                                       3,410
               Fourbur Family Co., L.P.                                                     620,273
               Gamma Three Associates Limited Partnership                                     3,338
               Dennis G. Goodwin and Jeannie L. Goodwin, tenants in                           6,166
               the entirety
               Clay Hamlin & Lynn Hamlin, joint tenants with rights                          15,159
               of survivorship
               Leland A. and Margery Ann Hodges                                              60,000
               Henry E. Dietz Trust UA Jan 16 81                                             36,476
               Highland Associates Limited Partnership                                       69,039
               Robert W. Holman Jr.                                                         150,146
               Holman/Shidler Investment Corporation                                         22,079
               Steven B. Hoyt                                                               175,000
               Internal Investment Company                                                    3,016
               Frederick K. Ito                                                               3,880
               The Jack Friedman Revocable Living Trust UA March 23,                         26,005
               1978
               Jayeff Associates Limited Partnership                                         16,249
               Michael W. Jenkins                                                             3,917
               Jernie Holdings Corp.                                                        180,499
               John E. De B Blockey Trust                                                     8,293
               Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants                          2,142
               in the entirety
               Nourhan Kailian                                                                2,183
               Peter Kepic                                                                    9,261
               Lambert Investment Corporation                                                13,606
               Paul T. Lambert                                                               39,749
               Constance Lazarus                                                            417,961
               Jerome Lazarus                                                                18,653
               LGR Investment Fund Ltd                                                       22,556
               Malcolm Properties, L.L.C.                                                    25,342
               Princeton South at Lawrenceville LLC                                           4,692
               Shidler Equities LP                                                          254,541
               Duane Lund                                                                       617
               R. Craig Martin                                                                  754
               J. Stanley Mattison                                                               12
               Eileen Millar                                                                  2,922
               Linda Miller                                                                   2,000
               The Milton Dresner Revocable Trust UA October 22, 1976                       149,531
               Montrose Kennedy Associates                                                    4,874
               Peter Murphy                                                                  56,184
               Anthony Muscatello                                                            81,654
               Joseph Musti                                                                   1,508
               Dean A. Nachtigall                                                            10,076
               New Land Associates Limited Partnership                                        1,664


               North Star Associates Limited Partnership                                     19,333
               Arden O'Connor                                                                13,845
               Peter O'Connor                                                                66,181
               Princeton South at Lawrenceville One                                           4,426
               Eduardo Paneque                                                                2,000
               Partridge Road Associates Limited Partnership                                  2,751
               R.C.P. Associates, a New Jersey limited partnership                            3,060
               Jack F. Ream                                                                   1,071
               Glenn C. Rexroth and Linda A. Rexroth, as tenants in                           2,142
               the entirety
               James C. Reynolds                                                             40,154
               Andre G. Richard                                                               1,508
               RJB Ford City Limited Partnership                                            158,438
               RJB II Limited Partnership                                                    40,788
               Edward C. Roberts and Rebecca S. Roberts, tenants in                           8,308
               the entirety
               W.F.O. Rosenmiller                                                               634
               Edward Jon Sarama                                                                634
               Shadeland Associates Limited Partnership                                      42,976
               Shadeland Corporation                                                          4,442
               Jay H. Shidler                                                                66,984
               Jay H. Shidler and Wallette A. Shidler, tenants in the                         1,223
               entirety
               Shidler Equities LP                                                          254,541
               Michael B. Slade                                                               2,829
               David W. Smith, and Doris L. Smith, tenants in the                               754
               entirety
               Gary L. Smith and Joyce A. Smith, tenants in the                               1,508
               entirety
               Kevin Smith                                                                   13,571
               South Broad Company                                                           72,421
               South Gold Company                                                            82,433
               SRS Partnership                                                                2,142
               UA Dated May 21, 1996 FBO Robert Stein                                        56,778
               Robert Stein                                                                   6,852
               S. Larry Stein                                                                63,630
               Jonathan Stott                                                                80,026
               Suburban Roseland Associates, a Limited Partnership                            3,002
               Thelma C. Gretzinger Trust                                                       450
               Thomas K. Barad & Jill E. Barad, Co-Trustees of the                            2,283
               Thomas K. Barad & Jill E. Barad Trust Dated 10-18-89
               Michael T. Tomasz                                                             25,847
               Barry L. Tracey                                                                2,142
               Van Brunt Associates                                                          39,370
               Worlds Fair Associates                                                         6,134
               Worlds Fair III Associates                                                    14,094
               The Worlds Fair Office Associates                                              3,343
               Worlds Fair Partners Limited Partnership                                       1,664
               The Worlds Fair V Associates                                                   3,340
               The Worlds Fair 25 Associates                                                 13,677
               BSDK Enterprises                                                               3,596
               Estate of Albert Sklar                                                         3,912
               Rand H. Falbaum                                                               17,022
               William M. Fausone                                                            16,480
               Elizabeth Fitzpatrick                                                          3,800


               Fred Trust dated 6/16/77                                                         653
               Carol P. Freyer                                                               12,173
               Lee Karen Freyer                                                              10,665
               Aimee Freyer-Valls                                                            12,173
               David Fried                                                                    1,326
               Ester Fried                                                                    3,177
               Douglas Frye                                                                   2,216
               J. Peter Gaffney                                                                 727
               Gerlach Family Trust dated 6/28/85                                               874
               Patricia O. Godchaux                                                           9,387
               Timothy Gudim                                                                 27,782
               Timothy & Melissa Gudim, joint tenants                                         3,285
               H/Airport GP Inc.                                                              1,433
               Vivian Hack                                                                   22,522
               Martha J. Harbinson                                                            3,329
               Turner Harshaw                                                                 1,132
               Cathleen Hession                                                               3,137
               Howard Trust dated 4/30/79                                                       653
               John A. and Gloria H. Sage Family Trust UDT dated                             15,864
               6/7/94
               L. Chris Johnson                                                               3,196
               Johnson Living Trust dated 2/18/83                                             1,078
               Charles Mark Jordan                                                               57
               JPG Investment                                                                   919
               David R. Kahnweiler                                                            5,436
               Thomas Kendall                                                                   546
               Kirshner Family Trust #1 dated 4/8/76                                         29,558
               Kirshner Trust #4 FBO Todd Kirshner                                           20,258
               Kolpack MD Pension                                                               994
               Chester A. Latcham                                                             2,493
               Lee Karen Freyer Lifetime Trust dated 11/1/65                                  2,384
               Georgia Leonard                                                                  664
               Robert Leonard III                                                             5,856
               Steve Leonard                                                                 37,645
               Leslie A. Rubin LTD                                                            4,048
               CLMM LLC                                                                       3,825
               PAC-II LLC                                                                    17,356
               Sealy Professional Drive LLC                                                   2,906
               Sealy Unitholder LLC                                                          31,552
               SPM Industrial LLC                                                             5,262
               Reyem Partners LP                                                              8,489
               Henry E. Mawicke                                                                 636
               Richard McClintock                                                               623
               McElroy Management Inc.                                                        5,478
               MCS Properties, Inc.                                                           5,958
               Lila Atkins Mulkey                                                             7,327
               James Muslow, Jr.                                                              4,911
               Adel Nassif                                                                    4,910
               Kris Nielson                                                                      28
               Catherine A. O'Brien                                                             832
               Martha E. O'Brien                                                                832
               Steve Ohren                                                                   31,828
               Pacifica Holding Company                                                      97,870
               Sybil T. Patten                                                                1,816
               Betty S. Phillips                                                              3,912



               Jeffrey Pion                                                                   2,879
               Pipkin Family Trust dated 10/6/89                                              3,140
               Robert J. Powers                                                              37,674
               Manor Properties                                                             143,408
               Elizabeth Hutton Hagen Fitzpatrick IRA dated 9/1/91                              607
               Robert S. Hood Living Trust dated 1/9/90 & Amended                             3,591
               12/16/96
               James Sage                                                                     2,156
               Kathleen Sage                                                                  3,350
               Wilton Wade Sample                                                             5,449
               Sealy & Company, Inc.                                                         37,119
               Sealy Florida, Inc.                                                              675
               Mark P. Sealy                                                                  8,451
               Sealy Real Estate Services, Inc.                                             148,478
               Scott P. Sealy                                                                40,902
               Marilyn Rangel IRA dated 2/5/86                                                  969
               Siskel Family Partnership                                                     11,359
               Siskel Revocable Trust 1987 dated 4/17/1987                                   10,087
               Suzanne Siskel                                                                 3,802
               Steve Smith                                                                      386
               Sterling Alsip Trust dated August 1, 1989                                        794
               Sterling Family Trust dated 3/27/80                                            3,559
               Donald C. Thompson                                                            39,243
               TUT Investments I LLC                                                          5,274
               William S. Tyrrell                                                             2,906
               Van Gilder Family Partnership                                                  2,262
               Virginia B. and Norton Sharpe Living trust UDT dated                          12,055
               4/26/96
               Steve Walbridge                                                                  338
               Richard Walker, Jr.                                                              963
               Charles Kendall Jr. Rollover IRA dated 1/21/93                                   656
               William B. Wiener, Jr.                                                        41,119
               Patricia Wiener-Shifke                                                        12,944
               William J. Mallen Trust dated 4/29/94                                          8,016
               Fred Wilson                                                                   35,787
               World's Fair Thirty                                                            1,442
               Wolsum, Inc.                                                                   2,427
               Johannson Yap                                                                  1,680
               Gerald & Sharon Zuckerman                                                        615
               Stephen Mann                                                                  15,017
               Stanley Gruber                                                                30,032
               Seymour Israel                                                                15,016
               J. O'Neil Duffy, Sr.                                                             513
               James O. Duffy, Jr.                                                              513
               Garrett E. Sheehan                                                               513
               Sam Shamie Trust Agreement dated March 16, 1978, as                          337,753
               restated on November 16, 1993
               Richard H. Zimmerman Living Trust dated October 15,                           47,174
               1990, as amended
               Keith J. Pomeroy Revocable Trust Agreement, dated                            128,783
               December 13, 1976, as amended and restated on June 28,
               1995
               Enid Braden Trust of June 28, 1995                                            18,464
               Sam L. Yaker Revocable Trust Agreement dated February                         30,285
               14, 1984



               Armenag Kalaydjian Revocable Trust Agreement dated                            21,655
               February 28, 1984
               RBZ LLC                                                                          124
               KEP LLC                                                                       78,873
               ESAA Associates Limited Partnership                                           19,367
               Paul F. Obrecht, Jr.                                                           5,289
               Richard F. Obrecht                                                             5,289
               Thomas F. Obrecht                                                              5,289
               George F. Obrecht                                                              5,289
               Joan R. Kreiger Revocable Trust                                               15,184
               William L. Kreiger, Jr.                                                        3,374
               Elmer H. Wingate                                                               1,688
               Apollo/Pacifica Bryant LLC                                                    42,977
               Edwin and Cathleen Hession                                                     7,987
               D.W. Sivers Co.                                                              118,265
               Sivers Investment Partnership                                                283,500
               Sivers Family Real Property Limited Liability Company                         12,062
               Wendell C. Sivers Marital Trust u/w/d February 20, 1981                       14,020
               Dennis W. Sivers                                                              27,636
               Jack H. Kulka                                                                    330
               Babette Kulka                                                                    330
               Jeffrey L. Greenberg                                                             330
               Martin Eglow                                                                     330
               James J. Warfield                                                                330


                                   SCHEDULE 1



                   Additional
                 Limited Partner                       Number of Units             Capital Contribution
                 ---------------                       ---------------             --------------------
        Leland A. and Margery Ann Hodges                   60,000                     $1,525,800.00




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